UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

USA RARE EARTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W Airport Road,

Stillwater, OK 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813)-867-6155

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock shares, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock, each at an exercise price of $11.50 per share	USARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K (this “Amendment No. 1”) incorporates by reference the information contained in the Current Report on Form 8-K filed by USA Rare Earth, Inc. (“New USARE”) on March 19, 2025 (the “Original Report”). Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Original Report

As previously announced, New USARE (formerly Inflection Point Acquisition Corp. II or “IPXX”), a Delaware corporation (prior to the Domestication, a Cayman Islands exempted company), entered into that certain Business Combination Agreement, dated as of August 21, 2024 (as amended on November 12, 2024 and January 30, 2025, the “Business Combination Agreement”), by and among IPXX, USA Rare Earth, LLC, a Delaware limited liability company (“USARE OpCo”), and IPXX Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of IPXX (“Merger Sub”), pursuant to which, (1) at the closing of the transactions contemplated by the Business Combination Agreement and following the Domestication (as defined below), Merger Sub merged with and into USARE OpCo (the “Merger”), with USARE OpCo surviving as a wholly-owned subsidiary of New USARE, pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, resulting in a combined company whereby New USARE became the manager of USARE OpCo, and substantially all of the assets and the business of the combined company are held and operated by USARE OpCo and its subsidiaries, as more fully described in the final prospectus and definitive proxy statement of IPXX, dated February 14, 2025, which was filed with the SEC; (2) IPXX domesticated (the “Domestication”) as a Delaware corporation in accordance with the Delaware General Corporation Law (“DGCL”), the Companies Act (As Revised) of the Cayman Islands and the amended and restated memorandum and articles of association of IPXX, and (3) the other transactions contemplated by the Business Combination Agreement and documents related thereto were consummated.

Item 8.01. Other Information.

By operation of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New USARE is the successor issuer to IPXX and has succeeded to the attributes of IPXX as the registrant, including IPXX’s SEC file number (001-41711) and CIK Code (0001970622). The New USARE Common Stock and the New USARE Warrants are deemed to be registered under Section 12(b) of the Exchange Act, and New USARE will file reports and other information with the SEC using IPXX’s SEC file number (001-41711).

The New USARE Common Stock and New USARE Warrants are listed for trading on The Nasdaq Stock Market LLC under the symbols “USAR” and “USARW,” respectively, and the CUSIP numbers relating to New USARE’s common stock and public warrants are 91733P 107 and 91733P 115, respectively.

Holders of IPXX’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that New USARE is the successor to IPXX.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2025	USA RARE EARTH, INC.

	By:	/s/ David Kronenfeld
	Name:	David Kronenfeld
	Title:	Chief Legal Officer

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